INTEREST EXPENSES, NET (Tables)	12 Months Ended
Dec. 31, 2022
INTEREST EXPENSES, NET
Schedule of Interest Expenses

Components of interest expenses, net are detailed as follows (RMB in thousands):

	For the years ended December 31,
	2020	2021	2022
	RMB	RMB	RMB
Interest expenses	705,159	878,908	1,150,128
Less: Interest capitalization	(29,307)	(40,588)	(70,719)
Less: Interest income	(216,618)	(214,291)	(588,706)
Total	459,234	624,029	490,703